UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): August 17, 2004


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

          Delaware                                           64-0740905
  (State or other jurisdiction                           (I. R. S. Employer
of incorporation or organization)                        Identification No.)

  3406 West Main Street, Tupelo, MS                             38801
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 842-2834

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits:

           Exhibit
            Number      Description
         -------------  --------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated August 17, 2004









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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       HANCOCK FABRICS, INC.
                                                           (Registrant)

                                                       By:  /s/ Bruce D. Smith
                                                           ---------------------
                                                             Bruce D. Smith

                                                       Senior Vice President and
                                                        Chief Financial Officer
                                                       (Principal Financial and
                                                          Accounting Officer)

August 17, 2004







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

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 August 17, 2004





















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